Summary Prospectus	February 27, 2026
Direxion Shares ETF Trust
Direxion Daily Small Cap Bull 3X ETF
Ticker: TNA
Listed on: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (866) 476-7523 or by sending an email request to info@direxionshares.com. The Fund’s prospectus and statement of additional information, both dated February 27, 2026, are incorporated by reference into this Summary Prospectus.
Important Information Regarding the Fund
The Direxion Daily Small Cap Bull 3X ETF (formerly the Direxion Daily Small Cap Bull 3X Shares) (the “Fund”) seeks daily leveraged (3X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Russell 2000® Index (the "Index"). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 300% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 33% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(2)	0.15%
Acquired Fund Fees and Expenses(3)	0.17%
Total Annual Fund Operating Expenses	1.07%
Expense Cap/Reimbursement	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.05%
(1)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Advisory Fee Waiver Agreement with the Fund that reduces the annualized advisory fee rate based on its average daily net assets through September 1, 2027. This contractual fee waiver may be terminated or revised at any time with the consent of the Board of Trustees.
(2)
Other Expenses have been restated to reflect expenses expected to be incurred during the current fiscal year.
(3)
Total Annual Fund Operating Expenses for the Fund do not correlate to the "Ratios to Average Net Assets: Net Expenses" provided in the "Financial Highlights" section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$107	$338	$588	$1,304
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 188% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. The Index is reconstituted annually and enhanced by initial public offerings quarterly.
As of December 31, 2025, the Index consisted of 1,958 securities which were concentrated in the healthcare, financials, and industrials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 3X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period.
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2025 was 22.95%. The Index’s highest volatility rate for any one calendar year during the five year period was 28.15% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2025 was 6.09%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an Index decline of more than 33% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Funds' Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Small- and/or Mid-Capitalization Company Risk —
Small- and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of such securities resulting in more volatile performance. These companies may face greater risk of business failure.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns over various time periods compare with the returns of at least one broad-based market index for the same periods. The S&P 500® Index is added to the table as the Fund's primary benchmark for regulatory reasons. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31

	Returns	Period Ending
Best Quarter	116.84%	December 31, 2020
Worst Quarter	-76.88%	March 31, 2020
Year-to-Date	9.80%	December 31, 2025
Average Annual Total Returns (for the periods ended 12/31/2025)
	1 Year	5 Years	10 Years
Return Before Taxes	9.80%	-6.51%	4.12%
Return After Taxes on Distributions	9.47%	-6.72%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	-4.85%	3.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period because the calculation recognized a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for long periods of time.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The Russell 2000® Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
Summary Prospectus

Direxion Daily Small Cap Bull 3X ETF

Direxion Daily Small Cap Bull 3X ETF
Summary Prospectus
SEC File Number: 811-22201